Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated November 18, 2015

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 30, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 39 of the Prospectus before you decide to invest in shares of our common stock.

Decrease in Public Offering Price

On November 17, 2015, we decreased our public offering price from $9.50 per share to $9.40 per share. The decrease in the public offering price was effective as of the Company’s November 18, 2015 weekly closing and first applied to subscriptions received from November 11, 2015 through November 17, 2015. In accordance with our share pricing policy, our board of directors determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.